UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)   January 31, 2011
   CONSTELLATION BRANDS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-08495	16-0716709
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
207 High Point Drive, Building 100, Victor, NY 14564
(Address of Principal Executive Offices)            (Zip Code)
Registrant’s telephone number, including area code          (585) 678-7100
Not Applicable

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01. Completion of Acquisition or Disposition of Assets
Item 7.01. Regulation FD Disclosure
Item 9.01. Financial Statements and Exhibits
SIGNATURES
INDEX TO EXHIBITS
EX-2.1
EX-99.1
EX-99.2

Item 2.01.	Completion of Acquisition or Disposition of Assets.
          A Current Report on Form 8-K was filed on December 28, 2010 in which Constellation Brands, Inc. (“Constellation”) disclosed a proposed transaction whereby various entities affiliated with CHAMP Private Equity (“CHAMP”), a private equity firm based in Sydney, Australia, would subscribe for shares in two indirect wholly-owned subsidiaries of Constellation, CBI Australia Holdings Pty Limited (“CAHL”) and Vincor U.K. Limited (“VUK”) (the “Transaction”). The Transaction was completed on January 31, 2011, on which date CHAMP acquired an 80.1% interest in each of CAHL and VUK, respectively. At the time the Transaction was completed, CAHL and VUK held virtually all Constellation’s Australian, United Kingdom, and South African brands, wineries, facilities, and vineyards. Additionally, CAHL held Constellation’s Japanese distribution company and VUK held Constellation’s 50% interest in Matthew Clark (Holdings) Limited, which owns and operates a United Kingdom drinks wholesale business. Constellation has indirectly retained a 19.9% interest in each of CAHL and VUK and a limited number of Australian brands and vineyards. In connection with the Transaction, Constellation received cash in an amount equivalent to approximately AUD$230 million, subject to certain adjustments.
          As part of the closing of the Transaction, on January 31, 2011, Constellation, CAHL, VUK, and CHAMP entered into a Deed of Amendment and Restatement to the Share Subscription Agreement (the “Deed of Amendment”), pursuant to which the parties amended and restated the Share Subscription Agreement which they had originally entered into on December 23, 2010 (the “Existing Share Subscription Agreement”). After giving effect to the Deed of Amendment, the Share Subscription Agreement is referred to herein as the “Amended and Restated Share Subscription Agreement.” The Deed of Amendment effected various modifications to the Existing Share Subscription Agreement, including effecting a mechanism whereby (i) CHAMP and an entity indirectly wholly-owned by Constellation each subscribed for shares and loan notes in CAHL in order to reflect their respective interests in CAHL after the Transaction and (ii) CHAMP and another entity indirectly wholly-owned by Constellation each subscribed for shares and loan notes in VUK in order to reflect their respective interests in VUK after the Transaction.
          In addition, Constellation and CHAMP have entered into investment deeds to govern their respective rights and obligations as shareholders in CAHL and in VUK following the completion of the Transaction. In connection with the Transaction, Constellation and various of its directly and indirectly wholly-owned subsidiaries, on the one hand, and CAHL and VUK and certain of their wholly-owned subsidiaries entered into various distribution, agency, winemaking, service and supply agreements pursuant to which they will distribute and supply each other’s products on a global basis. Also, Constellation, CAHL and VUK entered into a transition services agreement pursuant to which they will provide certain temporary transition services to each other.
          The Existing Share Subscription Agreement was filed as Exhibit 2.1 to the Company’s Form 8-K which was dated December 23, 2010 and filed with the Securities and Exchange Commission on December 28, 2010. The Amended and Restated Share Subscription Agreement is included in the Appendix to the Deed of Amendment which is filed as Exhibit 2.1 of this Current Report on Form 8-K. The foregoing description of the Amended and Restated Share Subscription Agreement and the Transaction does not purport to be complete and is qualified in its entirety by reference to the Amended and Restated Share Subscription Agreement, which is incorporated herein by reference. The representations, warranties and covenants contained in the Amended and Restated Share Subscription Agreement are made by the parties solely for the benefit of each other and should not be relied upon by any other person.

Item 7.01.	Regulation FD Disclosure.
          On January 31, 2011, Constellation issued a news release, a copy of which is furnished herewith as Exhibit 99.1 and is incorporated herein by reference, announcing Constellation’s completion of the Transaction.
          References to Constellation’s website in the release do not incorporate by reference the information on such website into this Current Report on Form 8-K and Constellation disclaims any such incorporation by reference. The information in the news release attached as Exhibit 99.1 is incorporated by reference into this Item 7.01 in satisfaction of the public disclosure requirements of Regulation FD. This information is “furnished” and not “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, and is not otherwise subject to the liabilities of that section. It may be incorporated by reference in another filing under the Securities Exchange Act of 1934 or the Securities Act of 1933 only if and to the extent such subsequent filing specifically references the information incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired.

Not applicable.

(b)	Pro forma financial information.

The pro forma financial information required by Article 11 of Regulation S-X is set forth in Exhibit 99.2 and incorporated herein by reference.

(c)	Shell company transactions.

Not applicable.

(d)	Exhibits.

The following exhibits are filed or furnished as part of this Current Report on Form 8-K:

Exhibit No.	Description
2.1
Deed of Amendment and Restatement dated January 31, 2011 to the Share Subscription Agreement dated December 23, 2010 among Constellation Brands, Inc., Vincor U.K. Limited, CBI Australia Holdings Pty Limited, Perpetual Trustee Company Limited as trustee of the CHAMP Buyout III Trust, Perpetual Corporate Trust Limited as trustee of the CHAMP Buyout III (SWF) Trust, CHAMP Buyout III Pte Ltd, and Canopus Holdco Limited.

99.1	News Release of Constellation Brands, Inc. dated January 31, 2011.

99.2
Unaudited pro forma combined financial information to reflect Constellation Brands, Inc.’s combined financial information as if the disposition of Constellation Brands, Inc.’s Australian and United Kingdom business occurred as of and for all periods presented.

SIGNATURES
          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 4, 2011	CONSTELLATION BRANDS, INC.

	By:	/s/ Robert Ryder
Robert Ryder
Executive Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description

(1)	UNDERWRITING AGREEMENT

Not Applicable.

(2)	PLAN OF ACQUISITION, REORGANIZATION, ARRANGEMENT, LIQUIDATION OR SUCCESSION

(2.1)	Deed of Amendment and Restatement dated January 31, 2011 to the Share Subscription Agreement dated December 23, 2010 among Constellation Brands, Inc., Vincor U.K. Limited, CBI Australia Holdings Pty Limited, Perpetual Trustee Company Limited as trustee of the CHAMP Buyout III Trust, Perpetual Corporate Trust Limited as trustee of the CHAMP Buyout III (SWF) Trust, CHAMP Buyout III Pte Ltd, and Canopus Holdco Limited.

(3)	ARTICLES OF INCORPORATION AND BYLAWS

Not Applicable.

(4)	INSTRUMENTS DEFINING THE RIGHTS OF SECURITY HOLDERS, INCLUDING INDENTURES

Not Applicable.

(7)	CORRESPONDENCE FROM AN INDEPENDENT ACCOUNTANT REGARDING NON-RELIANCE ON A PREVIOUSLY ISSUED AUDIT REPORT OR COMPLETED INTERIM REVIEW

Not Applicable.

(14)	CODE OF ETHICS

Not Applicable.

(16)	LETTER RE CHANGE IN CERTIFYING ACCOUNTANT

Not Applicable.

(17)	CORRESPONDENCE ON DEPARTURE OF DIRECTOR

Not Applicable.

(20)	OTHER DOCUMENTS OR STATEMENTS TO SECURITY HOLDERS

Not Applicable.

(23)	CONSENTS OF EXPERTS AND COUNSEL

Not Applicable.

(24)	POWER OF ATTORNEY

Not Applicable.

(99)	ADDITIONAL EXHIBITS

(99.1)	News Release of Constellation Brands, Inc. dated January 31, 2011.

(99.2)	Unaudited pro forma combined financial information to reflect Constellation Brands, Inc.’s combined financial information as if the disposition of Constellation Brands, Inc.’s Australian and United Kingdom business occurred as of and for all periods presented.

(100)	XBRL-RELATED DOCUMENTS

Not Applicable.

(101)	INTERACTIVE DATA FILE

Not Applicable.